Exhibit G.a

POWER OF ATTORNEY

AND

APPOINTMENT OF AUTHORIZED REPRESENTATIVE

The Development Bank of Japan (“DBJ”) hereby constitutes and appoints Yoichiro Yokoyama, Hiroyuki Kato, Masaaki Kaji and Akihito Shioya and any other person succeeding such persons in such offices, the agent and attorney-in-fact of DBJ, with full power in each of them acting alone to take the following actions on behalf and in the name of DBJ:

1. To sign a registration statement (the “Registration Statement”) for the registration under the United States Securities Act of 1933, as amended, of $868,000,000 aggregate principal amount of guaranteed debt securities (the “Securities”) of DBJ and the guarantee thereof by Japan (the “Guarantee”), which Registration Statement shall include a prospectus relating to the Securities and the Guarantee thereof covered by the Registration Statement and the Securities and the Guarantee thereof covered by (i) Registration Statement No. 333-11678 of the Development Bank of Japan and Japan and (ii) Registration Statement No. 33-38111 of The Japan Development Bank and Japan, and one or more amendments and post-effective amendments to the Registration Statement, and to cause the same or any supplement to the prospectus contained in the Registration Statement or any post-effective amendment thereto to be filed with the United States Securities and Exchange Commission, together with such exhibits and other documents as may be necessary or appropriate;

2. To sign such applications, certificates, consents and other documents as may be necessary or appropriate from time to time in connection with the qualification of the Securities and the Guarantee under the securities or blue sky laws of States of the United States of America and cause them to be filed with the securities or blue sky law commissions of such States;

3. To sign such applications, registration statements, certificates, consents, indemnifications and other documents in respect of any series of Securities as may be necessary or appropriate from time to time for the purpose of listing any series of such Securities on the New York Stock Exchange and registering any series of such Securities under the United States Securities Exchange Act of 1934, as amended, and cause such documents to be filed with the New York Stock Exchange and the United States Securities and Exchange Commission, together with such exhibits or other documents as may be necessary or appropriate;

4. To sign one or more annual reports of DBJ on Form 18-K and amendments thereto (the “Reports”), and to cause the same to be filed with the United States Securities and Exchange Commission, together with such exhibits and other documents as may be necessary or appropriate; and

5. To sign such other documents, take such other actions and do such other things as said agents and attorneys-in-fact, or any of them, may deem necessary or appropriate from time to time in connection with the foregoing.

DBJ hereby appoints and designates said agents and attorneys-in-fact, and any other person succeeding such persons in such offices, and each of them, the authorized representatives of DBJ and the persons duly authorized to receive communications and notices from the United States Securities and Exchange Commission with respect to the Registration Statement, the Reports and amendments thereto.

DBJ hereby ratifies and confirms all that said representatives, attorneys-in-fact and agents, or any of them, shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this power of attorney has been executed on behalf of DBJ by its Governor thereunto authorized on the 18th day of April, 2006.

DEVELOPMENT BANK OF JAPAN

By	/s/ TAKESHI KOMURA
Takeshi Komura Governor

Exhibit G.b

POWER OF ATTORNEY

The undersigned, the duly appointed Governor (as so appointed from time to time, the “Governor”) of the Development Bank of Japan (“DBJ”) in such capacity, hereby constitutes and appoints Yoichiro Yokoyama, Hiroyuki Kato, Masaaki Kaji and Akihito Shioya, and any other person succeeding such persons in such offices, the agent and attorney-in-fact of the Governor, with full power in each of them acting alone, to sign, on behalf and in the name of the Governor, a registration statement (the “Registration Statement”) for the registration under the United States Securities Act of 1933, as amended, of $868,000,000 aggregate principal amount of guaranteed debt securities (the “Securities”) of DBJ and the guarantee thereof by Japan (the “Guarantee”), which Registration Statement shall include a prospectus relating to the Securities and the Guarantee thereof covered by the Registration Statement and the Securities and the Guarantee thereof covered by (i) Registration Statement No. 333-11678 of the Development Bank of Japan and Japan (ii) and Registration Statement No. 33-38111 of The Japan Development Bank and Japan, and one or more amendments and post-effective amendments to the Registration Statement, to be filed with the United States Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of April, 2006.

/s/ TAKESHI KOMURA
Takeshi Komura Governor

Exhibit G.c

POWER OF ATTORNEY

The undersigned, the duly appointed Senior Executive Director in charge of the Treasury Department (as so appointed from time to time, the “Senior Executive Director”) of the Development Bank of Japan (“DBJ”) in such capacity, hereby constitutes and appoints Yoichiro Yokoyama, Hiroyuki Kato, Masaaki Kaji and Akihito Shioya and any other person succeeding such persons in such offices, the agent and attorney-in-fact, with full power in each of them acting alone, to sign, on behalf and in the name of the Senior Executive Director, a registration statement (the “Registration Statement”) for the registration under the United States Securities Act of 1933, as amended, of $868,000,000 aggregate principal amount of guaranteed debt securities (the “Securities”) of DBJ and the guarantee thereof by Japan (the “Guarantee”), which Registration Statement shall include a prospectus relating to the Securities and the Guarantee thereof covered by the Registration Statement and the Securities and the Guarantee thereof covered by (i) Registration Statement No. 333-11678 of the Development Bank of Japan and Japan and (ii) Registration Statement No. 33-38111 of The Japan Development Bank and Japan, and one or more amendments and post-effective amendments to the Registration Statement, to be filed with the United States Securities and Exchange Commission.

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the 18th day of April, 2006.

/s/ KEIJI TAGA
Keiji Taga Senior Executive Director